UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities FundSM Semi-annual report for the six months ended April 30, 2014

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 266-9532.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2014 (the most recent calendar quarter-end):

	1 year	Lifetime (since 1/27/2012)

Average annual total returns	–3.47%	2.99%

The total annual fund operating expense ratio was 1.10% as of the most recent fiscal year-end, and as reflected in the prospectus dated January 1, 2014.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2014, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully read and consider the investment objectives, guidelines, risks, fees and expenses associated with Capital Group Emerging Markets Total Opportunities Fund (CGETOP) prior to investing. This and other important information is contained in CGETOP’s prospectus, which can be obtained from your relationship manager.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. The values of inflation linked bonds generally fluctuate in response to changes in real interest rates. Inflation linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation linked securities will be directly correlated to changes in interest rates.

Contents
1	Letter to investors
3	15 largest country positions
6	Investment portfolio
15	Financial statements
26	Expense example

Fellow investors:

Capital Group Emerging Markets Total Opportunities Fund (CGETOP) invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world. The fund was started on January 27, 2012. Over its lifetime, CGETOP has risen 7.01% compared with 5.14% for the MSCI Emerging Markets (EM) Investable Market Index (IMI); fund volatility has been 8% during its lifetime through April 30, 2014, versus 13% for emerging markets equities.

The following report covers the period from November 1, 2013, through April 30, 2014. During this time, the MSCI EM IMI fell 2.43% amid concerns about rising geopolitical tensions between Russia and Ukraine and slowing economic growth in China. Energy and materials stocks declined; financial stocks also fell. By contrast, the technology sector rose more than 6%, lifted by Asian internet firms.

Emerging markets debt regained some momentum as investors appeared to search for yield following sharp price declines in 2013. The J.P. Morgan EMBI Global Index gained 3.30% but the local currency J.P. Morgan GBI-EM Global Diversified Index shed 1.48% in U.S. dollar terms, held back by the depreciation of several currencies. In this environment, the fund fell 0.35% during the period. The realized volatility of the portfolio was 7%, compared with more than 11% for the MSCI EM IMI.

Market review

Emerging markets returns varied widely by sector and country as investors weighed the benefits of an improving global economic backdrop alongside market and security-specific factors. Investors grappled with the potential impact of military tensions between Russia and Ukraine as well as political uncertainty in several other markets. Slowing economic growth in China further eroded investor sentiment, as did fears about the health of the country’s banking system as companies struggle with tighter access to financing. But markets such as India and Indonesia rallied, fueled by hopes for reform and improving current account deficits. A few currencies seemed to stabilize after the May-August selloff last year. Several currencies fell sharply, however, with the Russian ruble dropping 10%. The Chinese renminbi lost nearly 3%. China’s central bank widened the renminbi’s trading band to 2% as part of its broader initiative to adopt more market-oriented policies.

Chinese stocks fell despite enthusiasm about reforms. In November, China’s new government unveiled the country’s most sweeping reform package in decades, including a series of measures to allow more private investment in state-run enterprises, ease the nation’s longstanding one-child policy and liberalize the financial sector. But the MSCI China IMI lost 6%, with several banks posting sharp losses. Shares of property developers also retreated as

The market indexes shown in this report are unmanaged and, therefore, have no expenses. Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 4/30/14

Brazilian inflation-linked bonds	4.2%
Greek government bonds (EUR)	3.2
Portuguese government bonds (EUR)	2.4
Mexican inflation-linked bonds	2.3
Mexican government bonds (MXN)	2.0
Colombian government bonds (COP)	1.9
Taiwan Semiconductor Manufacturing	1.4
Bangkok Bank	1.4
Standard Chartered	1.3
First Quantum Minerals	1.3
Bharti Airtel	1.2
MediaTek	1.2
Unilever NV	1.1
Delta Electronics	1.0
BW LPG	1.0
Digicel Group corporate bonds	1.0
SABMiller	1.0
Ensco	1.0
Chilean inflation-linked bonds	1.0
Hyundai Motor	0.9
31.8%

housing price gains slowed and a string of corporate debt defaults dampened investor sentiment. Manufacturing, as measured by the HSBC Purchasing Managers’ Index, fell to an eight-month low of 48.0 in March, compared with 50.9 in October. Technology stocks supported equity markets in South Korea and Taiwan.

Several Asian markets rebounded, with Indian stocks climbing about 9% amid enthusiasm ahead of April–May elections and rising anticipation of a victory for pro-reform candidate Narendra Modi and his Bharatiya Janata Party (who won in mid-May with the largest majority in 30 years). Indian equities bounced back from a mid-2013 rout that was spurred by concerns about slowing economic growth, rising inflation, a deteriorating current account deficit and the depreciating rupee. Indonesian equities also advanced more than 5%, buoyed by expectations surrounding reforms and efforts to keep inflation in check. But Thai stocks slid 5% amid violent protests seeking to oust Prime Minister Yingluck Shinawatra. Protestors demanded that the current government be replaced by a representative assembly, forcing the prime minister to dissolve parliament in December (martial law was imposed in May, followed by a coup).

Brazilian equities declined more than 5%, weighed down by concerns about sluggish GDP growth, deteriorating fiscal conditions and policymaking. The central bank continued to raise the key Selic lending rate (to 11% in April), but indicated that the hike likely would be the last in a tightening cycle that has lifted rates by 375 basis points since April 2013. Brazilian bonds advanced.

Russian stocks fell 23% as tensions with Ukraine escalated and a rapid series of events rattled markets, including the ouster of Ukrainian Prime Minister Viktor Yanukovych in February. Russia’s subsequent annexation of Crimea triggered economic sanctions by the U.S. and Europe. Russian U.S. dollar-denominated and local bonds fell sharply. Standard & Poor’s downgraded Russia’s sovereign debt rating to one notch above speculative grade in April.

Venezuelan and Argentine U.S. dollar bonds gained along with U.S. Treasuries despite concerns about currency devaluations and credit quality. Turkish U.S. dollar bonds also rose. The country’s central bank surprised markets in January by announcing aggressive increases for several key interest rates after employing unorthodox monetary policies to tighten credit in recent years. Turkish local bonds fell in U.S. dollar terms, however, hurt by the depreciation of the lira. South African

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of April 30, 2014

Top 5 equity sectors	percent of net assets
Financials	8.2%
Industrials	8.1
Materials	8.0
Energy	7.3
Information technology	6.9

15 largest country positions

	Percent of net assets as of 4/30/14

	Equity	Bonds & notes	Total
China (including Hong Kong)	11.5%	0.8%	12.3%
Brazil	2.0	5.5	7.5
Mexico	1.8	5.0	6.8
Taiwan	6.2	—	6.2
United Kingdom*	4.8	0.1	4.9
South Korea	3.8	0.1	3.9
Greece	0.6	3.2	3.8
India	2.8	0.6	3.4
United States of America*	2.5	0.6	3.1
Portugal	—	2.4	2.4
Russia	0.9	1.2	2.1
Malaysia	2.1	—	2.1
Netherlands	2.0	—	2.0
Colombia	—	1.9	1.9
Thailand	1.9	—	1.9
	42.9%	21.4%	64.3%

*	Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

local debt fell in U.S. dollar terms, with the rand declining 5% versus the dollar.

Portfolio review*

Portfolio returns were relatively flat in a challenging environment for emerging markets assets. The fund’s fixed-income investments supported results. Several peripheral European bond markets rallied sharply, fueled by hopes for economic improvement following difficult periods and reduced tail risk. But equity investments in China and Russia weighed on returns.

Investments in hard-currency bonds in Greece and Portugal posted strong gains. Greek and Portuguese debt each rose more than 30% as investors took heart from continued signs of economic recovery; both countries have benefited from international bailouts stemming from the European sovereign debt crisis. Investments in Slovenian debt further supported portfolio returns as the country’s economic prospects seemed to brighten. Slovenia, whose sovereign debt rating was cut to non-investment grade by Moody’s last year, garnered an improved outlook from the ratings agency and sold $3.5 billion in 10-year and five-year bonds in February in a deal that was heavily oversubscribed.

Managers have recently begun to take profits in some peripheral European bonds following strong gains. On the whole, the fund emphasizes local bond investments in a few markets. Managers reduced bond investments in a few countries that are likely to witness a combination of increased geopolitical risk and economic challenges, such as Nigeria and Venezuela as well as Russia; instead, they favor markets that seem poised to tackle challenges and foster economic growth like Colombia. Inflationary pressures are likely to vary considerably in their view: They are maintaining positions in inflation-linked bonds in markets such as Mexico and Brazil, which should offer downside protection as inflation may persist in these countries. Investments in Mexican inflation-linked bonds supported results during the period as inflation reached an eight-month high in January. In corporate debt, high-yield bond investments in Digicel gained; a leading telecommunications operator in the Caribbean, Digicel issued new debt in March as it expands its footprint into Central America.

Investments in Russia hurt results, with local sovereign debt and Russian Railways local corporate (RZD Capital Ltd.) bonds falling sharply. The fund’s exposure to Russian equities also had a negative impact on results as concerns about economic sanctions and a slowing domestic economy weighed on investor sentiment. Sberbank shares fell more than 35%. Managers believe that there are a few well-run businesses in Russia that should be able to muddle through difficult macroeconomic conditions. But they reduced positions in a few securities that they believe are likely to suffer in the current environment.

Overall, the fund has a significant exposure to equities, particularly in economically sensitive areas such as financials and consumer discretionary. A few investments in these sectors hurt returns during the period, including Arcos Dorados Holdings. The world’s largest McDonald’s franchisee, with considerable business in Latin America, reported sluggish profits, largely due to currency losses. In the financial sector, shares of Bangkok Bank declined in the midst of increased political unrest in Thailand.

On a country basis, fund managers continue to favor select companies in China and Hong Kong. Several investments in these markets declined, including Chinese auto-related firms Baoxin Auto and Minth Group. Managers continue to favor a few companies like Baoxin Auto — a large BMW dealer in China — that are well positioned to benefit from consumer demand and deliver sales growth in their view.

On a bright note, several technology and industrial stocks supported results, including integrated circuit maker MediaTek and Delta Electronics, which has businesses in power supplies and industrial automation. In general, the fund has the flexibility to invest in developed-market companies that derive a large portion of revenues from the emerging markets. In this area, shares of Oslo-listed BW LPG rallied sharply following its near-$300 million initial public offering in November; the firm is the world’s largest operator of ships used to transport liquefied petroleum gas, which is witnessing growing demand in Asia.

*	Securities mentioned in the portfolio review make up the following percent of net assets: Minth Group (0.9%), Slovenian government bonds (USD) (0.8%), Russian Railways corporate debt (RZD Capital Ltd.) (RUB) (0.8%), Arcos Dorados Holdings (0.6%), Baoxin Auto (0.5%), Russian government bonds (RUB) (0.4%) and Sberbank (0.3%). Other securities make up the following as listed in the “20 largest equity holding” chart: Greek government bonds (EUR) (3.2%), Portuguese government bonds (2.4%), Mexican inflation-linked bonds (2.3%), Bangkok Bank (1.4%), MediaTek (1.2%), Delta Electronics (1.0%), Digicel Group corporate bonds (1.0%) and BW LPG (1.0%).

4	Capital Group Emerging Markets Total Opportunities Fund

Outlook

Markets are likely to be driven by more country- and security-specific factors in the coming months as a number of developing countries face elections and the global economy appears poised to improve. In general, investors seem more willing to reward markets where governments are adopting supportive longer term economic and fiscal policies, while avoiding those that face greater potential for geopolitical risk and appear less inclined to carry out significant reforms.

The fund emphasizes equities in economically sensitive areas. By the end of the period, the fund’s investments in financials, industrials and commodity-related stocks combined to make up about a third of the portfolio’s total assets. In general, valuations for a number of emerging markets stocks seem inexpensive relative to their growth potential in the view of managers and provide considerable opportunities. In particular, they have become more interested in commodities producers that have strengthened their balance sheets and seem to be well positioned to benefit from a brighter global economic outlook. In the energy sector, they favor several smaller oil and gas exploration and production firms as well as a few oil services–related companies. Among materials, they tend to prefer select steel companies that are trading at attractive valuations and a few cement firms.

Stocks in China and Hong Kong remain a significant portion of the portfolio, comprising about 12% of total assets. Managers believe that China is on the path toward more modest but sustainable levels of growth over the long term. They prefer companies that stand to benefit from reforms, including environmentally friendly policies to reduce pollution and increase standards of living via health care and food safety.

Fixed income investments, which made up about a third of the fund as of April 30, continue to be a dynamic part of the portfolio, providing opportunities for both return as well as reduced volatility. Fund managers have maintained a limited exposure to U.S. dollar-denominated debt, focusing on local sovereign bond markets that seem poised to benefit from country-specific improvements in the coming months. By contrast, they have been reducing investments in markets like Venezuela, Nigeria and Russia that they do not believe offer adequate compensation for increased levels of political risk. On the whole, inflationary pressures and central bank policies are likely to diverge considerably across markets: Managers are maintaining inflation-linked bond investments in a few markets that may witness higher inflation, with linkers in Brazil and Mexico making up more than 6% of assets by the end of the period.

Managers reduced some currency hedges in a lower volatility environment: Following the selloff in many emerging markets currencies in 2013, they lifted several hedges on currencies that are likely to stabilize or appreciate following challenging periods, such as the Mexican peso, or in cases where hedging costs are considerable, such as the Brazilian real.

Finally, managers have the flexibility to invest in companies domiciled in the developed markets that generate the majority of their revenue from emerging markets, but can be more resilient during difficult market periods.

We believe that the emerging markets universe offers a wide range of compelling investment opportunities and we look forward to reporting to you again in another six months.

Sincerely,

John S. Armour
President

June 18, 2014

Capital Group Emerging Markets Total Opportunities Fund	5

Investment portfolio April 30, 2014	unaudited

Sector diversification

	Equity securities	Bonds & notes	Percent of net assets
Government	—%	24.4%	24.4%
Industrials	8.1	1.3	9.4
Financials	8.2	0.8	9.0
Materials	8.0	0.3	8.3
Energy	7.3	0.9	8.2
Consumer discretionary	6.9	0.7	7.6
Information technology	6.9	—	6.9
Telecommunication services	3.9	1.6	5.5
Consumer staples	5.1	0.1	5.2
Utilities	0.6	0.2	0.8
Health care	0.3	—	0.3
	55.3%	30.3%	85.6

Short-term securities			14.5
Other assets less liabilities (including forward currency contracts)			(0.1)
Net assets			100.0%

Equity securities
		Value
Asia-Pacific 30.0%	Shares	(000)
China 8.4%
Anhui Conch Cement Co., Ltd. (Hong Kong)	443,500	$1,648
Bank of China Ltd. (Hong Kong)	7,652,511	3,366
Baoxin Auto Group Ltd. (Hong Kong)	3,104,500	2,343
Beijing Enterprises Holdings Ltd. (Hong Kong)	421,000	3,661
Boer Power Holdings Ltd. (Hong Kong)	1,829,000	2,406
China Everbright International Ltd. (Hong Kong)	3,574,000	4,482
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	2,964,000	2,065
China Overseas Grand Oceans Group, Ltd. (Hong Kong)	1,199,000	712
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	410,600	1,288
China Resources Land Ltd. (Hong Kong)	184,000	379
CSR Corp. Ltd. (Hong Kong)	1,890,000	1,386
First Tractor Co. Ltd. (Hong Kong)	1,594,000	934
Haitian International Holdings Ltd. (Hong Kong)	1,095,000	2,206
Honghua Group Ltd. (Hong Kong)	2,820,000	666
Industrial and Commercial Bank of China Ltd. (Hong Kong)	1,057,000	630
Lenovo Group Ltd. (Hong Kong)	3,070,000	3,495
Minth Group Ltd. (Hong Kong)	2,696,000	4,241
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	1,780,000	1,169
Zhongsheng Group Holdings Ltd. (Hong Kong)	805,000	978
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	954,500	2,801
		40,856

6	Capital Group Emerging Markets Total Opportunities Fund

		Value
Asia-Pacific (continued)	Shares	(000)
Hong Kong 3.1%
AIA Group Ltd.	460,200	$2,232
Chow Sang Sang Holdings International Ltd.	1,313,000	3,222
Hilong Holding Ltd.	5,825,000	3,036
HKT Trust, units	3,788,000	3,963
Melco Crown Entertainment Ltd. (ADR)	12,600	431
SJM Holdings Ltd.	590,000	1,641
Wynn Macau, Ltd.	168,400	666
		15,191

India 2.8%
Bharti Airtel Ltd.	1,104,567	6,008
DLF Ltd.	183,000	426
Glenmark Pharmaceuticals Ltd.	80,617	808
Larsen & Toubro Ltd.	19,000	409
Steel Authority of India Ltd.	1,878,365	2,106
Sun Pharmaceutical Industries Ltd.	56,750	595
Thermax Ltd.	174,837	2,128
United Spirits Ltd.	31,800	1,464
		13,944

Malaysia 2.1%
Bumi Armada Bhd.	2,427,600	2,977
CIMB Group Holdings Bhd.	561,941	1,294
Genting Bhd	824,700	2,476
IJM Corp. Bhd.	1,698,300	3,318
		10,065

Philippines 0.4%
Ayala Land, Inc.	3,017,500	2,038

Singapore 1.3%
DBS Group Holdings Ltd.	200,943	2,722
Mapletree Greater China Commercial Trust	4,393,000	2,965
Singapore Telecommunications Ltd.	256,000	782
		6,469

South Korea 3.8%
Daum Communications Corp.	3,000	218
Hyundai Engineering & Construction Co., Ltd.	9,900	536
Hyundai Mobis Co., Ltd.	10,703	3,053
Hyundai Motor Co.	20,172	4,507
Korea Electric Power Corp.	20,750	793
OCI Co. Ltd.[1]	19,971	3,524
Orion Corp.	2,230	1,701
Samsung Electronics Co., Ltd.	2,857	3,724
SK Telecom Co., Ltd.	2,580	534
		18,590

Taiwan 6.2%
AirTAC International Group	236,290	2,550
ASUSTeK Computer Inc.	371,820	3,848
CTCI Corp.	1,379,000	2,200
Delta Electronics, Inc.	824,000	5,065

Capital Group Emerging Markets Total Opportunities Fund	7

Equity securities (continued)

		Value
Asia-Pacific (continued)	Shares	(000)
Taiwan (continued)
MediaTek Inc.	381,000	$5,966
Taiwan Cement Corp.	2,174,000	3,456
Taiwan Semiconductor Manufacturing Co. Ltd.	1,786,000	7,040
Yungtay Engineering Co., Ltd.	111,000	328
		30,453

Thailand 1.9%
Advanced Info Service PCL	177,700	1,333
Bangkok Bank PCL, nonvoting depository receipt	1,136,100	6,615
Intouch Holdings PCL	479,800	1,159
		9,107

Latin America 4.5%
Brazil 2.0%
BRF SA, ordinary nominative	60,200	1,363
BRF SA, ordinary nominative (ADR)	34,100	771
Cia. Energetica de Minas Gerais — CEMIG, preferred nominative (ADR)	60,300	455
Gerdau SA (ADR)	314,500	1,890
Hypermarcas SA, ordinary nominative	362,600	2,672
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	101,800	1,284
Oi SA, ordinary nominative (ADR)	2,680	2
TIM Participacoes SA, ordinary nominative	121,200	658
Usinas Siderúrgicas de Minas Gerais SA — Usiminas, Class A, preferred nominative[1]	152,200	595
		9,690

Chile 0.7%
Enersis SA (ADR)	117,600	1,893
Inversiones La Construccion SA	98,000	1,290
Ripley Corp SA	726,000	472
		3,655

Mexico 1.8%
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	306,751	3,877
Fibra Uno Administracion, SA de CV	210,000	686
Grupo Comercial Chedraui, SAB de CV, Class B	141,100	430
Grupo Sanborns, SAB de CV, Series B1	821,600	1,349
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	1,004,300	2,322
		8,664

Eastern Europe and Middle East 2.5%
Greece 0.6%
Jumbo SA1	40,746	659
Titan Cement Co. SA1	62,226	1,964
		2,623

Oman 0.3%
bankmuscat (SAOG)	936,576	1,508

Russia 0.9%
Globaltrans Investment PLC (GDR)	37,548	359
OJSC Gazprom (ADR)	223,978	1,625
OJSC Moscow Exchange	218,505	324
Sberbank of Russia[1]	143,347	292
Sberbank of Russia (GDR)[1,2]	145,436	1,226

8	Capital Group Emerging Markets Total Opportunities Fund

Eastern Europe and Middle East (continued)	Shares	Value (000)
Russia (continued)
Yandex NV, Class A1	24,400	$647
		4,473

Turkey 0.1%
Türk Telekomünikasyon AS, Class D	96,627	290

United Arab Emirates 0.6%
DP World Ltd.	162,452	3,006

Other markets 13.9%
Australia 0.7%
Oil Search Ltd.	447,099	3,698

Austria 0.4%
Vienna Insurance Group	34,079	1,818

Canada 1.4%
Centerra Gold Inc.	132,000	677
First Quantum Minerals Ltd.	322,300	6,419
		7,096

France 0.6%
Casino, Guichard-Perrachon SA	23,294	2,974

Italy 0.5%
Tenaris SA (ADR)	52,643	2,319

Netherlands 2.0%
Fugro NV, depository receipts	66,346	4,402
Unilever NV, depository receipts	124,610	5,343
		9,745

Norway 1.0%
BW LPG Ltd.[1]	394,253	5,052

United Kingdom 4.8%
Anglo American PLC	43,700	1,173
Glencore Xstrata PLC[1]	99,200	535
Global Ports Investments PLC (GDR)	111,647	1,036
Imperial Tobacco Group PLC	20,046	867
Inchcape PLC	353,700	3,840
Mondi PLC	46,058	767
Ophir Energy PLC[1]	510,383	2,272
SABMiller PLC	91,600	4,997
Standard Chartered PLC	300,357	6,519
Unilever PLC	28,600	1,281
		23,287

United States of America 2.5%
Arcos Dorados Holdings, Inc., Class A	345,000	3,143
Cobalt International Energy, Inc.[1]	233,800	4,208
Ensco PLC, Class A	95,000	4,793
		12,144

Miscellaneous 4.4%
Equity securities in initial period of acquisition		21,640

Total equity securities (cost: $249,203,000)		270,395

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds & notes

Latin America 14.6%	Principal amount (000)		Value (000)
Argentina 0.2%
Argentina (Republic of):
7.00% October 3, 2015 – April 17, 2017		$1,210	$1,137
Brazil 5.5%
Banco Votorantim SA, 6.25% May 16, 2016[3]	BRL	1,000	510
Brazil (Federal Republic of) Global:
4.875% January 22, 2021		$1,200	1,302
10.25% January 10, 2028	BRL	1,961	941
Brazil Notas do Tesouro Nacional:
Series B, 6.00% May 15, 2015 – August 15, 2050[3]		20	20,609
Series F, 10.00% January 1, 2017 – January 1, 2025		5	1,922
Cosan Luxembourg SA 9.50% March 14, 2018		500	198
Marfrig Overseas Ltd. 9.50% May 4, 2020[2]		$225	231
Odebrecht Drilling Norbe VIII/IX Ltd. 6.35% June 30, 2021[4]		149	157
Odebrecht Offshore Drilling Finance Ltd. 6.75% October 1, 2022[2,4]		1,114	1,168
			27,038

Chile 1.1%
Chilean Government:
3.00% March 1, 2018 – March 1, 2023[3]	CLP	106,000	4,786
Emgesa SA ESP 8.75% January 25, 2021	COP	598,000	336
			5,122

Colombia 1.9%
Colombia (Republic of):
Series B, 5.00% November 21, 2018		9,580,000	4,846
Series B, 7.00% May 4, 2022		1,120,000	605
Series B, 10.00% July 24, 2024		750,000	489
Series B, 6.00% April 28, 2028		6,890,000	3,291
			9,231

Dominican Republic 0.3%
Dominican Republic International Bond 7.45% April 30, 2044[2]		$1,545	1,588

Mexico 5.0%
BBVA Bancomer SA 6.50% March 10, 2021		670	740
United Mexican States Government:
Series MI10, 9.50% December 18, 2014	MXN	29	226
Series M10, 7.75% December 14, 2017		82	693
2.50% December 10, 2020[3]		107	838
Series M, 6.50% June 10, 2021		239	1,918
Series M20, 10.00% December 5, 2024		724	7,151
4.00% November 15, 2040[3]		1,261	10,233
United Mexican States Government Global:
Series A, 4.00% October 2, 2023		$458	470
Series A, 6.05% January 11, 2040		880	1,020
5.55% January 21, 2045		390	423
Urbi Desarrollos Urbanos SA de CV:
8.50% April 19, 2016[5]		1,425	167
8.50% April 19, 2016[2,5]		560	66
9.50% January 21, 2020[5]		2,400	282
9.50% January 21, 2020[2,5]		230	27
9.75% February 3, 2022[5]		990	116
9.75% February 3, 2022[2,5]		1,655	195
			24,565

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount		Value
Latin America (continued)	(000)		(000)
Panama 0.1%
ENA Norte Trust:
4.95% April 25, 2028[4]		$334	$343
4.95% April 25, 2028[2,4]		232	238
			581

Peru 0.4%
Banco de Credito del Peru 6.875% September 16, 2026		1,300	1,431
Transportadora de Gas Peru 4.25% April 30, 2028[4]		430	397
			1,828

Uruguay 0.1%
Uruguay (Republic of), 4.375% December 15, 2028[3,4]	UYU	12,649	590

Eastern Europe and Middle East 7.0%
Croatia 0.5%
Croatian Government:
5.50% April 4, 2023		$200	203
5.50% April 4, 2023[2]		1,175	1,192
6.00% January 26, 2024[2]		900	942
			2,337

Greece 3.2%
Greek Government:
2.00% February 24, 2023 – February 24, 2042	EUR	16,120	15,743

Hungary 1.0%
Hungarian Government:
4.125% February 19, 2018		$180	186
4.00% March 25, 2019		210	212
6.25% January 29, 2020		555	617
5.75% November 22, 2023		2,440	2,611
Series 25B, 5.50% June 24, 2025	HUF	270,000	1,226
			4,852

Poland 0.2%
Polish Government, Series 102, 4.00% October 25, 2023	PLN	2,781	917

Russia 1.2%
Brunswick Rail Finance Ltd.:
6.50% November 1, 2017		$200	194
6.50% November 1, 2017[2]		300	291
Russian Federation 7.05% January 19, 2028	RUB	73,000	1,698
RZD Capital Ltd. 8.30% April 2, 2019		145,300	3,732
			5,915

Slovenia 0.8%
Slovenia (Republic of):
4.125% February 18, 2019		$570	589
4.125% February 18, 2019[2]		200	206
5.50% October 26, 2022		2,995	3,201
			3,996

United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% March 13, 2017		300	321

Capital Group Emerging Markets Total Opportunities Fund	11

Bonds & notes (continued)
Asia-Pacific 2.6%	Principal amount (000)		Value (000)
China 0.5%
CNOOC Finance 2013 Ltd. 3.00% May 9, 2023		$2,050	$1,883
Renhe Commercial Holdings Co. Ltd.:
11.75% May 18, 2015		250	185
13.00% March 10, 2016		550	374
			2,442

Hong Kong 0.3%
Wynn Macau, Ltd. 5.25% October 15, 2021[2]		1,500	1,526

India 0.6%
India Government Bond 9.15% November 14, 2024	INR	180,000	2,996

Indonesia 0.4%
Indonesia (Republic of):
7.25% April 20, 2015		$270	286
7.875% April 15, 2019	IDR	2,630,000	231
5.875% March 13, 2020		$520	572
3.75% April 25, 2022		800	760
			1,849

Philippines 0.7%
Philippines (Republic of):
4.95% January 15, 2021	PHP	113,000	2,642
6.25% January 14, 2036		20,000	461
			3,103

South Korea 0.1%
Export-Import Bank of Korea 1.083% September 17, 2016[6]		$620	625

Africa 0.9%
South Africa 0.8%
South Africa (Republic of):
Series R-2023, 7.75% February 28, 2023	ZAR	42,000	3,852
Series R-209, 6.25% March 31, 2036		3,917	275
			4,127

Zambia 0.1%
Zambia (Republic of) 8.50% April 14, 2024[2]		$225	235

Other markets 4.6%
Canada 0.3%
First Quantum Minerals Ltd.:
6.75% February 15, 2020[2]		665	675
7.00% February 15, 2021[2]		665	677
			1,352

Jamaica 1.0%
Digicel Group Ltd.:
8.25% September 30, 2020		600	642
8.25% September 30, 2020[2]		3,125	3,344
6.00% April 15, 2021		1,000	1,015
			5,001

12	Capital Group Emerging Markets Total Opportunities Fund

Other markets (continued)	Principal amount (000)		Value (000)
Portugal 2.4%
Portuguese Government:
3.85% April 15, 2021	EUR	970	$1,416
4.95% October 25, 2023		1,160	1,792
5.65% February 15, 2024		3,620	5,856
4.10% April 15, 2037		2,200	2,910
			11,974

Sweden 0.2%
Millicom International Cellular SA:
6.625% October 15, 2021		$550	576
6.625% October 15, 2021[2]		500	524
			1,100

United Kingdom 0.1%
SABMiller Holdings Inc. 1.85% January 15, 2015[2]		400	403

United States of America 0.6%
Arcos Dorados Holdings, Inc. 10.25% July 13, 2016[2]	BRL	2,600	1,096
Trilogy International Partners, LLC 10.25% August 15, 2016[2]		$1,700	1,760
			2,856

Miscellaneous 0.6%
Bonds & notes in initial period of acquisition			2,790

Total bonds & notes (cost: $153,681,000)			148,140

Short-term securities
Commercial paper 12.1%
BNP Paribas Finance, Inc. 0.17% due 6/17/14		7,400	7,398
General Electric Co. 0.06% due 5/1/14		11,400	11,400
Glaxosmithkline Finance PLC 0.12% due 6/30/14[2]		12,400	12,397
Gotham Funding Corp. 0.14% due 5/21/14[2]		10,000	9,999
Mizuho Funding LLC 0.20% due 5/7/14[2]		4,000	4,000
Sumitomo Mitsui Banking Corp. 0.08% due 5/1/14[2]		14,000	14,000
			59,194

Discount Notes 2.4%
Federal Home Loan Bank 0.13% due 8/8/14		4,900	4,899
Federal Home Loan Mortgage Corp. 0.10% due 10/7/14		2,000	2,000
Federal National Mortgage Association 0.14% due 9/2/14		5,000	4,999
			11,898

Total short-term securities (cost: $71,090,000)			71,092
Total investment securities (cost: $473,974,000)			489,627
Other assets less liabilities (including forward currency contracts)			(522)

Net assets			$489,105

Capital Group Emerging Markets Total Opportunities Fund	13

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $58,006,000, which represented 11.86% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government retail price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Coupon rate may change periodically.

Key to abbreviations

Securities:

ADR	—	American Depositary Receipts
GDR	—	Global Depositary Receipts

Currency:

BRL	—	Brazilian real
CLP	—	Chilean peso
COP	—	Colombian peso
EUR	—	Euro
HUF	—	Hungarian forint
IDR	—	Indonesian rupiah
INR	—	Indian rupee
MXN	—	Mexican peso
PHP	—	Philippine peso
PLN	—	Polish zloty
RUB	—	Russian ruble
UYU	—	Uruguayan peso
ZAR	—	South African rand

14	Capital Group Emerging Markets Total Opportunities Fund

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2014	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value (cost: $473,974)		$489,627
Cash		250
Cash denominated in non-U.S. currency (cost: $23)		23
Unrealized appreciation on open forward currency contracts		65
Receivables for:
Sales of investments	$2,196
Sales of fund’s shares	38
Dividends and interest	2,869
Non-U.S. taxes	2	5,105
		495,070
Liabilities:
Unrealized depreciation on open forward currency contracts		892
Payables for:
Purchases of investments	3,249
Investment advisory services	405
Repurchases of fund’s shares	1,358
Non-U.S. taxes	1
Other accrued expenses	60	5,073
		5,965
Net assets at April 30, 2014:
Equivalent to $11.27 per share on 43,403,046 shares of $0.01 par value capital stock outstanding (unlimited authorized shares)		$489,105

Net assets consist of:
Capital paid in on shares of stock		$482,957
Undistributed net investment income		3,433
Accumulated net realized loss		(12,138)
Net unrealized appreciation		14,853
Net assets at April 30, 2014		$489,105

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	15

Statement of operations	unaudited
for the six months ended April 30, 2014	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. withholding tax of $57)	$6,366
Dividends (net of non-U.S. withholding tax of $117)	2,137	$8,503
Fees and expenses:
Investment advisory services	2,538
Custodian	88
Registration statement and prospectus	37
Auditing and legal	33
Reports to shareholders	3
Trustees’ compensation	25
Other	30
Total fees and expenses		2,754
Net investment income		5,749

Net realized loss and unrealized depreciation on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments	(1,737)
Forward currency contracts	102
Currency transactions	(304)	(1,939)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $1)	(7,233)
Forward currency contracts	(1,605)
Currency translations	27	(8,811)
Net realized loss and unrealized depreciation on investments, forward currency contracts and currency		(10,750)

Net decrease in net assets resulting from operations		$(5,001)

See Notes to Financial Statements

16	Capital Group Emerging Markets Total Opportunities Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2014*	Year ended October 31, 2013
Operations:
Net investment income	$5,749	$16,023
Net realized loss on investments, forward currency contracts and currency transactions	(1,939)	(11,787)
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(8,811)	4,741
Net (decrease) increase in net assets resulting from operations	(5,001)	8,977

Dividends paid to shareholders:
Dividends from net investment income	(9,656)	(14,914)

Capital share transactions:
Proceeds from shares sold: 4,560,978 and 13,906,574 shares, respectively	50,833	161,635
Proceeds from shares issued in reinvestment of net investment income dividends:781,023 and 1,183,067 shares, respectively	8,669	13,854
Cost of shares repurchased: 14,428,739 and 7,324,412 shares, respectively	(159,912)	(83,143)
Net (decrease) increase in net assets resulting from capital share transactions	(100,410)	92,346

Total (decrease) increase in net assets	(115,067)	86,409

Net assets:
Beginning of period	604,172	517,763
End of period (including undistributed net investment income: $3,433 and $7,340, respectively)	$489,105	$604,172

*	Unaudited.

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	17

Notes to financial statements

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) was organized on November 18, 2011, as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities by allocating a portion of its assets to bonds and other debt securities of emerging market issuers.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

18	Capital Group Emerging Markets Total Opportunities Fund

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board of trustees and audit committee also regularly review reports that describe fair value determinations and methods.

Capital Group Emerging Markets Total Opportunities Fund	19

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2014 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[1,2]	Level 3	Total
Assets:
Equity securities:
Asia-Pacific	$431	$146,282	$—	$146,713
Other markets	44,215	57,827	—	102,042
Bonds & notes:
Latin America	—	71,680	—	71,680
Eastern Europe and Middle East	—	34,081	—	34,081
Other markets	—	39,589	—	39,589
Miscellaneous	3,458	20,972	—	24,430
Short-term securities	—	71,092	—	71,092
Total	$48,104	$441,523	$—	$489,627

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$65	$—	$65
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(892)	—	(892)
Total	$—	$(827)	$—	$(827)

[1]	Investment Securities with a market value of $197,913,000, which represented 40.46% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 includes investment securities with an aggregate value of $222,292,000, which represented 45.45% of the net assets of the fund, were fair valued under guidelines adopted by authority of the fund’s board of trustees as a result of significant market movements following the close of local trading.
[3]	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

20	Capital Group Emerging Markets Total Opportunities Fund

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to lower quality, higher yielding debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” Junk bonds are considered speculative.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Capital Group Emerging Markets Total Opportunities Fund	21

5. Certain investment techniques

Forward currency contracts — The fund has entered into over-the-counter (“OTC”) forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statement of changes in net assets.

As of April 30, 2014, the fund had open OTC forward currency contracts to sell currencies, as shown in the following table. The average notional amount of open OTC forward currency contracts was $125,831,000 over the prior 12-month period.

		Notional amount (000)		U.S. valuation (000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized appreciation (depreciation)
Sales:
Australian dollar to U.S. dollar expiring 5/14/2014	Credit Suisse First Boston	AUD602	$562	$558	$4
Brazilian real to U.S. dollar expiring 5/8/2014	Bank of America	BRL12,736	5,630	5,702	(72)
Brazilian real to U.S. dollar expiring 5/16/2014	Citibank N.A.	BRL13,156	5,903	5,874	29
Brazilian real to U.S. dollar expiring 5/19/2014	Citibank N.A.	BRL15,310	6,793	6,829	(36)
Brazilian real to U.S. dollar expiring 5/22/2014	UBS AG	BRL3,933	1,744	1,753	(9)
Brazilian real to U.S. dollar expiring 5/23/2014	JPMorgan Chase	BRL1,200	528	534	(6)
Brazilian real to U.S. dollar expiring 5/30/2014	Credit Suisse First Boston	BRL11,149	4,926	4,955	(29)
British pound to U.S. dollar expiring 5/7–5/30/2014	Bank of New York Mellon	GBP3,454	5,787	5,831	(44)
British pound to U.S. dollar expiring 5/7/2014	UBS AG	GBP999	1,662	1,687	(25)
British pound to U.S. dollar expiring 5/9/2014	JPMorgan Chase	GBP3,719	6,164	6,279	(115)
British pound to U.S. dollar expiring 5/12/2014	Citibank N.A.	GBP512	851	865	(14)
British pound to U.S. dollar expiring 5/23/2014	Bank of America	GBP670	1,125	1,131	(6)
Chilean peso to U.S. dollar expiring 5/30/2014	UBS AG	CLP897,647	1,596	1,586	10
Colombian peso to U.S. dollar expiring 5/23/2014	Citibank N.A.	COP476,994	247	246	1
Colombian peso to U.S. dollar expiring 5/30/2014	Bank of America	COP451,856	232	233	(1)
Euro to U.S. dollar expiring 5/9–5/30/2014	Bank of New York Mellon	EUR10,338	14,206	14,341	(135)
Euro to U.S. dollar expiring 5/9–5/30/2014	Citibank N.A.	EUR13,311	18,285	18,467	(182)
Euro to U.S. dollar expiring 5/9/2014	UBS AG	EUR5,402	7,398	7,494	(96)
Euro to U.S. dollar expiring 5/23/2014	Bank of America	EUR1,181	1,632	1,638	(6)
Indian rupee to U.S. dollar expiring 5/27/2014	JPMorgan Chase	INR15,311	250	252	(2)
Malaysian ringgit to U.S. dollar expiring 5/30/2014	Bank of America	MYR6,904	2,103	2,110	(7)
Mexican peso to U.S. dollar expiring 5/9/2014	UBS AG	MXN67,051	5,140	5,122	18
Mexican peso to U.S. dollar expiring 5/16/2014	JPMorgan Chase	MXN65,400	4,996	4,993	3
Mexican peso to U.S. dollar expiring 5/19/2014	Bank of New York Mellon	MXN74,802	5,695	5,710	(15)
Russian ruble to U.S. dollar expiring 5/19/2014	UBS AG	RUB15,228	420	426	(6)
Singapore dollar to U.S. dollar expiring 5/12/2014	Bank of America	SGD1,787	1,418	1,425	(7)
South Korean won to U.S. dollar expiring 5/16–5/30/2014	Citibank N.A.	KRW9,907,490	9,497	9,573	(76)
South Korean won to U.S. dollar expiring 5/27/2014	UBS AG	KRW561,142	539	542	(3)
Forward currency contracts — net					$(827)

22	Capital Group Emerging Markets Total Opportunities Fund

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of April 30, 2014 (dollars in thousands):

			Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
	Citibank N.A.	$30	$(30)	$—	$—	$—
	Credit Suisse First Boston	4	(4)	—	—	—
	JPMorgan Chase	3	(3)	—	—	—
	UBS AG	28	(28)	—	—	—
		$65	$(65)	$—	$—	$—
Liabilities:
	Bank of America	$(99)	$—	$—	$—	$(99)
	Bank of New York Mellon	(194)	—	—	—	(194)
	Citibank N.A.	(308)	30	—	—	(278)
	Credit Suisse First Boston	(29)	4	—	—	(25)
	JPMorgan Chase	(123)	3	—	—	(120)
	UBS AG	(139)	28	—	—	(111)
		$(892)	$65	$—	$—	$(827)

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S. taxes as applicable. As of April 30, 2014, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Capital Group Emerging Markets Total Opportunities Fund	23

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; short-term capital gains and losses; and cost of investments sold.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the period ended April 30, 2014, the tax character of the distribution paid to shareholders was ordinary income in the amount of $9,656,000. For the year ended October 31, 2013, the tax character of the distribution paid to shareholders was ordinary income in the amount of $14,914,000.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2013, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$7,352
Capital loss carryforward*	(8,495)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of April 30, 2014, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$46,813
Gross unrealized depreciation on investment securities	(32,477)
Net unrealized appreciation on investment securities	14,336
Cost of investment securities	475,291

7. Fees and transactions with related parties

CGTC serves as investment adviser to the fund and other funds. CGTC is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. Expense limitations have been imposed through December 31, 2014, to limit the fund’s total annual fund operating expenses to 1.10% (as a percentage of average daily net assets).

Investment advisory services — The Investment Advisory and Service Agreement with CGTC provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

Distribution services — American Funds Distributors,® Inc. (“AFD”) is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $138,400,000 and $231,697,000, respectively, during the six months ended April 30, 2014.

24	Capital Group Emerging Markets Total Opportunities Fund

Financial highlights

	Six months ended 4/30/14[1]	Year ended 10/31/13	For the period 1/27/12[2] through 10/31/12[3]	For the period 1/1/12 through 1/26/12[3]	Year ended 12/31/11[3]	For the period 3/1/10[4] through 12/31/10[3]
Net asset value, beginning of period	$11.51	$11.58	$11.02	$10.45	$11.12	$10.00
(Loss) income from investment operations[5]:
Net investment income	.13	.32	.35	.03	.52	.45
Net realized and unrealized (loss) gain on investments	(.16)	(.06)	.21	.54	(1.19)	.67
Total (loss) income from investment operations	(.03)	.26	.56	.57	(.67)	1.12
Less dividends:
Dividends from net investment income	(.21)	(.33)	—	—	—	—
Net asset value, end of period	$11.27	$11.51	$11.58	$11.02	$10.45	$11.12
Total return	(.35)%	2.19%	5.08%	5.45%	(6.03)%	11.20%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$489	$604	$518	$387	$381	$282
Ratio of expenses to average net assets	1.09%[6]	1.10%	1.10%[6]	.05%[6]	.04%	.08%[6]
Ratio of net investment income to average net assets	2.27%[6]	2.74%	4.11%[6]	3.95%[6]	4.78%	5.07%[6]
Portfolio turnover rate	30.79%[7]	63.85%	42.49%[7]	7.00%[7]	59.52%[1]	69.40%[1,7]

[1]	Unaudited.
[2]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[3]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Group Emerging Markets Total Opportunities Fund effective January 27, 2012. In connection with the reorganization, the Predecessor Fund transferred all its assets and liabilities to the Capital Group Emerging Markets Total Opportunities Fund and changed its fiscal year-end from December to October.
[4]	The Predecessor Fund commenced operations on March 1, 2010.
[5]	The per-share/unit data is based on average shares/units outstanding.
[6]	Annualized.
[7]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

Capital Group Emerging Markets Total Opportunities Fund	25

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 11/1/2013	Ending account value 4/30/2014	Expenses paid during period*	Annualized expense ratio
Actual return	$1,000.00	$996.52	$5.40	1.09%
Hypothetical 5% return before expenses	1,000.00	1,019.39	5.46	1.09

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the current period).

26	Capital Group Emerging Markets Total Opportunities Fund

Approval of Investment Advisory and Service Agreement

The Capital Group Emerging Markets Total Opportunities Fund board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Guardian Trust Company (“CGTC”) for an additional one-year term through March 31, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CGTC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of it and the Capital organization; and the ongoing evolution of CGTC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CGTC to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by CGTC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth and preservation of capital with lower volatility of returns than emerging markets equities. They compared the fund’s investment results with the results of relevant market indexes, over various periods through October 31, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI Emerging Markets IMI Index, the J.P. Morgan GBI-EM Global Diversified Index, the J.P. Morgan EMBI Global Index and the Lipper Emerging Markets Funds Average. They noted that the fund’s investment results trailed the MSCI Emerging Markets IMI Index and the Lipper Emerging Markets Funds Average for the lifetime, one-year, year-to-date, three-month and one-month periods. They further noted that the fund’s investment results against the J.P. Morgan indexes were mixed over the same periods. The board and the committee concluded that the fund’s investment results have been sufficient for renewal of the agreement and that CGTC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were higher than the Lipper Emerging Markets Funds Average but that the fund’s total expenses were lower than the Lipper Emerging Markets Funds Average. The board and the committee noted that the fees paid to CGTC by clients with separately managed accounts are in many cases lower than those paid by the fund and concluded that the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CGTC by the fund.

Capital Group Emerging Markets Total Opportunities Fund	27

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CGTC and its affiliates receive as a result of CGTC’s relationship with the fund, including fees for administrative services paid to CGTC’s Capital Group Private Client Services division and possible ancillary benefits to CGTC and its affiliates in managing other investment vehicles. The board and the committee reviewed CGTC’s portfolio trading practices, noting that while CGTC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CGTC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CGTC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading and other administrative operations. They considered CGTC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CGTC’s investment professionals. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining CGTC’s independence, company culture and management continuity. They further considered CGTC’s reimbursement of fund expenses through voluntary fee caps. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CGTC and fund shareholders.

28	Capital Group Emerging Markets Total Opportunities Fund

Office of the fund and of the investment adviser

Capital Guardian Trust Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

J.P. Morgan Investor Services Company
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (sec.gov). You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 30, 2014

By /s/ Kevin M. Saks
Kevin M. Saks, Treasurer and Principal Financial Officer

Date: June 30, 2014